INCOME TAX - Components of income tax provision (Details) - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Change in valuation allowance	$ 3,681,000
Current	0	$ 0
Deferred	0	0
Income Tax Expense (Benefit), Total	0	0
Tailwind Acquisition Corp [Member]
Current	358,204	0
Deferred	(143,034)	(1,144,921)
Change in valuation allowance	197,080	1,144,921
Federal and state net operating loss	0	93,186
Current	0	0
Deferred	(54,046)	0
Income Tax Expense (Benefit), Total	$ 358,204	$ 0